UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2007
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement
Item 9.01 Financial Statements and Exhibits
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement.
General Electric Capital Corporation Agreements
          On March 26, 2007, Genitope Corporation (the “Company”) issued a promissory note to General Electric Capital Corporation (“GECC”) in the amount of $535,862.36 (the “Promissory Note”) for an additional borrowing under a Master Security Agreement entered into with GECC on October 31, 2006 with respect to the financing of laboratory, manufacturing and information technology equipment and furniture (the “Master Security Agreement”). The Promissory Note is repayable over 36 months and bears a fixed interest rate of 9.8% per annum.
          The Company provided 25% of the funded loan amount as a cash security deposit pursuant to a Securities Deposit Pledge Agreement (the “Pledge Agreement”). In addition to the $535,862.36 borrowed on March 26, 2007, approximately $1.6 million and approximately $3.9 million was borrowed under the Master Security Agreement on December 22, 2006 and October 31, 2006, respectively, bringing the total aggregate amount borrowed from GECC to approximately $6.0 million of the total $6.7 million line of credit.
          The above descriptions of the Promissory Note and Pledge Agreement are qualified in their entirety by the text of the Promissory Note and Pledge Agreement, copies of which are filed as exhibits 10.1 and 10.2 to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
          Item 1.01 of this Current Report on Form 8-K contains a description of the material terms of the Promissory Note and Pledge Agreement the Company entered into with GECC, which description is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
10.1	Promissory Note dated March 26, 2007 issued to General Electric Capital Corporation.

10.2	Securities Deposit Pledge Agreement dated March 26, 2007 by and among the Company and General Electric Capital Corporation.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: March 28, 2007	By:	/s/ John Vuko
John Vuko
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Promissory Note dated March 26, 2007 issued to General Electric Capital Corporation.

10.2	Securities Deposit Pledge Agreement dated March 26, 2007 by and among the Company and General Electric Capital Corporation.